Supplement Dated September 17, 2020 to the

Annual Product Information Notice Dated May 1, 2020

Supplement Dated September 17, 2020 to your Annual Product Information Notice

Effective September 18, 2020, as a result of the reorganization of certain Hartford HLS funds, Hartford Value HLS Fund, Class IA will be acquired by Hartford Dividend and Growth HLS Fund, Class IA. Therefore, the reference in Section 1 to the Hartford Value Investment Division is deleted in its entirety and replaced with the following:

Hartford Dividend and Growth Investment Division	Class IA of Hartford Stock HLS Fund

Information on Hartford Dividend and Growth HLS Fund, Class IA, is contained in the Hartford HLS Mutual Funds Class IA Shares Prospectus.

This supplement should be retained with the Annual Product Information Notice for future reference.